EXHIBIT 10.1

Form of Series C Convertible Preferred Stock Purchase Agreements between the Company and the Investors

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE

AGREEMENT

Dated as of June ___, 2011

among

VYCOR MEDICAL, INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

TABLE OF CONTENTS

PAGE

ARTICLE I Purchase and Sale of Preferred Stock

Section 1.1

Purchase and Sale of Stock

1

Section 1.2

The Conversion Shares

1

Section 1.3

Purchase Price and Closing

1

Section 1.4

Warrants

2

ARTICLE II Representations and Warranties

Section 2.1

Representations and Warranties of the Company

2

Section 2.2

Representations and Warranties of the Purchasers

13

ARTICLE III Covenants

Section 3.1

Securities Compliance

15

Section 3.2

Registration and Listing

16

Section 3.3

Inspection Rights

16

Section 3.4

Compliance with Laws

16

Section 3.5

Keeping of Records and Books of Account

16

Section 3.6

Reporting Requirements

16

Section 3.7

Amendments

17

Section 3.8

Other Agreements

17

Section 3.9

Distributions; Subsidiaries

17

Section 3.10

Status of Dividends

17

Section 3.11

Disclosure of Transaction

18

Section 3.12

Conversions; Opinions

19

Section 3.13

Reservation of Shares

19

Section 3.14

Transfer Agent Instructions

19

Section 3.15

Disposition of Assets

20

Section 3.16

No Issuance of Senior Securities

20

Section 3.17

Most Favored Nations Exchange Right; Subsequent Financing

21

Section 3.18

Affiliate Transaction

21

ARTICLE IV Conditions

Section 4.1

Conditions Precedent to the Obligation of the Company to Sell the Shares

21

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares.

22

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ARTICLE V Intentionally Omitted

24

ARTICLE VI Stock Certificate Legend

24

Section 6.1

Legend

24

ARTICLE VII Intentionally Omitted.

25

ARTICLE VIII Indemnification

25

Section 8.1

General Indemnity

25

Section 8.2

Indemnification Procedure

25

ARTICLE IX Miscellaneous

Section 9.1

Fees and Expenses

26

Section 9.2

Specific Enforcement, Consent to Jurisdiction

26

Section 9.3

Entire Agreement; Amendment

27

Section 9.4

Notices

27

Section 9.5

Waivers by Party

28

Section 9.6

Waivers by Majority Holders

28

Section 9.7

Headings

29

Section 9.8

Successors and Assigns

29

Section 9.9

No Third Party Beneficiaries

29

Section 9.10

Governing Law

29

Section 9.11

Survival

29

Section 9.12

Counterparts

29

Section 9.13

Publicity

29

Section 9.14

Severability

29

Section 9.15

Further Assurances

30

Section 9.16

Confidentiality

30

-ii-

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

This SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the “Agreement”) is dated as of June [__], 2011 by and among Vycor Medical, Inc., a Delaware corporation (the “Company”), and each of the Purchasers of shares of Series C Convertible Preferred Stock of the Company whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Preferred Stock

Section 1.1 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall, severally but not jointly, purchase from the Company, units (the “Units”), each Unit consisting of one (1) share of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Share”), which is convertible into shares of the Company’s common Stock, par value $0.0001 per share (the “Common Stock”), and Common Stock Purchase Warrants (the “Warrant”), set forth with respect to such Purchaser on Exhibit A hereto. The minimum aggregate purchase price for the Units shall be $1.5 million and the maximum aggregate purchase price for the Units shall be $3.0 million. The designation, rights, preferences and other terms and provisions of the Preferred Shares are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock attached hereto as Exhibit C-1 (the “Certificate of Designation”). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(2) of the Securities Act.

Section 1.2 The Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of shares of Preferred Shares and Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of the Warrants then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock required to be issued upon the conversion of the Preferred Shares and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the “Conversion Shares” and the “Warrant Shares”, respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the “Shares”.

Section 1.3 Purchase Price and Closing. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares and Warrants set forth opposite their respective names on Exhibit A. The purchase price for each Unit is $50,000. The aggregate purchase price of the Preferred Shares and Warrants being acquired by each Purchaser is set forth opposite such Purchaser’s name on Exhibit A (for each such purchaser, the “Purchase Price”. The Preferred Shares and Warrants shall be sold and funded in one or more closings (each, a “Closing”). The initial Closing under this Agreement (the “Initial Closing”) shall take place on or about June [___], 2011 (the “Initial Closing Date”). Each subsequent closing under this Agreement (each, a “Subsequent Closing”) shall occur on such date as the Purchasers and the Company may agree upon (each, a “Subsequent Closing Date”) but no later than June 15, 2011.  The Initial Closing Date and each Subsequent Closing Date are sometimes referred to in this Agreement as the “Closing Date”. Each closing of the purchase and sale of the Preferred Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 or at such other place as the Purchasers and the Company may agree upon at 10:00 a.m., New York time on the date on which the last to be fulfilled or waived of the conditions set forth in Article IV hereof and applicable to such Closing shall be fulfilled or waived in accordance herewith. At each Closing, the Company shall deliver or cause to be delivered to each Purchaser a certificate registered in the name of the Purchaser representing the number of Preferred Shares that such Purchaser is purchasing pursuant to the terms hereof and the Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A. At each Closing, each Purchaser shall deliver its Purchase Price by wire transfer Kramer Levin Naftalis & Frankel LLP, as escrow agent.

Section 1.4 Warrants. The Company agrees to issue to each of the Purchasers: Warrant, in substantially the form attached hereto as Exhibit B (the “Warrants”), to purchase the number of shares of Common Stock equal to fifty percent (50%) of the number of Conversion Shares issuable upon conversion of such Purchasers Preferred Shares purchased hereunder, as set forth opposite such Purchaser’s name on Exhibit A hereto. The Warrants shall expire three (3) years following the applicable Closing Date. Each of the Warrants shall have an exercise price per share equal to $0.03 (the “Exercise Price”).

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, except as set forth in the Company’s disclosure schedule delivered with this Agreement (with each numbered schedule corresponding to the section number herein) as follows:

(a)

Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) except NovaVision, Inc. and NovaVision AG or own securities of any kind in any other entity. The Company and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means (i) any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries and which is material to such entity or other entities controlling or controlled by such entity and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement or any of the Transaction Documents (as defined below) in any material respect.

(b)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Certificate of Designation, the Registration Rights Agreement attached hereto as Exhibit D (the “Registration Rights Agreement”), the Escrow Agreement attached hereto as Exhibit G (the “Escrow Agreement”) the Irrevocable Transfer Agent Instructions (as defined in Section 3.14) and the Warrants (collectively, the “Transaction Documents”), and to issue and sell the Preferred Shares in accordance with the terms hereof and the Warrants, as applicable. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Initial Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of June 3, 2011 is set forth on Schedule 2.1(c)(1) hereto. All of the outstanding shares of the Company’s Common Stock and any other security of the Company have been duly and validly authorized. Except as set forth in Schedule 2.1(c)(1), no shares of Common Stock or any other security of the Company are entitled to preemptive rights or to registration rights which have not already been complied with, and except as set forth in Schedule 2.1(c)(1), there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth in Schedule 2.1(c)(1), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(c)(2), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to each Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”).

(d)

Issuance of Securities. The Preferred Shares and the Warrants to be issued at each Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Preferred Shares and the Warrants shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders of the Preferred Shares shall be entitled to all rights accorded to them in the Certificate of Designation. When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Warrants, and when the Conversion Shares are issued upon conversion of the Preferred Shares, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)

No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the Warrants) do not and will not (i) violate or conflict with any provision of the Company’s Certificate or Bylaws or its Subsidiaries’ comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is

required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission, prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto or the Registration Rights Agreement).

(f)

Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and except as set forth on Schedule 2.1(f), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has delivered or made available to the Purchasers true and complete copies of the latest Commission Documents filed with the Commission. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the time of its filing, the Form 10-K for the fiscal year ended December 31, 2010 (the “Form 10-K”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries. The Company’s only Subsidiaries are NovaVision, Inc., a corporation organized under the laws of the State of Delaware, and NovaVision AG, a corporation organized under the laws of Germany. Such Subsidiaries are each wholly-owned by the Company. All of the outstanding membership interests and other securities of such Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any such Subsidiary for the purchase or acquisition of any membership interests or other securities of such Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any membership interests or other securities of such Subsidiary. Neither the Company nor any such Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any membership interests or other securities of such Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any such Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any membership interests of such Subsidiary.

(h)

No Material Adverse Change. Since December 31, 2010, the Company has not experienced or suffered any Material Adverse Effect, except as set forth on Schedule 2.1(h) hereto.

(i)

No Undisclosed Liabilities. Except as included in the financial statements in the Commission Documents or as set forth on Schedule 2.1 hereto, neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses since December 31, 2010 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its Subsidiaries.

(j)

No Undisclosed Events or Circumstances. Since December 31, 2011, no event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness. The Company’s financial statements and other information in the Commission Documents set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or its Subsidiaries, or for which the Company or its Subsidiaries have commitments, except for additional indebtedness incurred by the Company and its Subsidiaries in the regular course of business, without offsetting income, as set forth on Schedule 2.1(k).

(l)

Title to Assets. Each of the Company and its Subsidiaries has good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated in the Commission Documents or such that, individually or in the aggregate, do not have a Material Adverse Effect. All leases of the Company and its Subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any of its Subsidiaries or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any of its Subsidiaries or any officers or directors of the Company or its Subsidiaries in their capacities as such, which individually or in the aggregate, would have a Material Adverse Effect.

(n)

Compliance with Law. The business of the Company and its Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except or such that, individually or in the aggregate, the noncompliance therewith would have a Material Adverse Effect. The Company and its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their business as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes. The Company and its Subsidiaries have accurately prepared and filed all federal, state, foreign and other tax returns required by law to be filed by them, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and its Subsidiaries for all current taxes and other charges to which the Company or its Subsidiaries are subject and which are not currently due and payable. None of the federal income tax returns of the Company or its Subsidiaries have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state or foreign) of any nature whatsoever, whether pending or threatened against the Company or any of its Subsidiaries for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)

Certain Fees. Except as set forth in this Section 2.1 (p) and on Schedule 2.1(p) hereto, no brokers, finders, placement agent or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement. Burnham Hill Partners LLC, placement agent to certain Purchasers hereto (the “Placement Agent”) is entitled to fees and commissions including, but not be limited to, seven percent (7%) of the gross cash proceeds received by the Company pursuant to this Agreement and Warrants equal to seven percent (7%) of the number of Conversion Shares issued (the “Placement Agent Warrants”).

(q)

Disclosure. The Company confirms that neither it nor anyone working on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. To the best of the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or its Subsidiaries in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Operation of Business. The Company and its Subsidiaries own or possess all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others

(s)

Environmental Compliance. The Company and its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of its Subsidiaries, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. The Company and its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. “Environmental Liabilities” means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

(t)

Books and Records; Internal Accounting Controls. The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and its Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or its Subsidiaries. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(u)

Material Agreements. Except for those described or referred to in the Commission Documents, neither the Company nor any of its Subsidiaries is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission (collectively, “Material Agreements”) if the Company or any of its Subsidiaries were registering securities under the Securities Act. Except as set forth on Schedule 2.1(u) hereto, the Company and its Subsidiaries have in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company’s knowledge are not in default under any other Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as set forth in Section 2.1(u) hereto, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any of its Subsidiaries limits the payment of dividends on its Common Stock.

(v)

Transactions with Affiliates. Except as disclosed in the Commission Documents and except for the unsecured debentures issued to Peter Zachariou and David Cantor, directors of the Company, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, its Subsidiaries or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any executive officer, or to the knowledge of the Company, any employee, consultant or director of the Company, or its Subsidiaries, or any member of the immediate family of such executive officer, employee, consultant or director or any corporation or other entity controlled by such executive officer, employee, consultant or director.

(w)

Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(x)

Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Preferred Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(y)

Employees. Neither the Company nor its Subsidiaries have any collective bargaining arrangements or agreements covering any of their employees. Neither the Company nor its Subsidiaries have any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary. Since December 31, 2010, no officer, consultant or key employee of the Company or its Subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

(z)

Absence of Certain Developments. Except as set forth in the Commission Documents and on Schedule 2.1(z), since December 31, 2010, neither the Company nor any of its Subsidiaries has:

(i)

issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto, except for additional options granted under the Company’s Employee Stock Option Plan;

(ii)

borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except trade payables incurred in the ordinary course of business;

(iii)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or its representatives;

(vii)

suffered any substantial losses (except for losses incurred in connection with its development stage operations in the ordinary course without offsetting income as set forth on Schedule 2.1(z)(vii)) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments in excess of $100,000 therefor except in the ordinary course of its development stage operations as set forth on Schedule 2.1(z)(ix);

(x)

entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi)

made charitable contributions or pledges in excess of $25,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv)

effected any two or more events of the foregoing kind which in the aggregate would cause a Material Adverse Effect; or

(xv)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(aa)

Use of Proceeds. The Company will use the net proceeds from the Initial Closing and the Subsequent Closing for working capital and general corporate purposes.

(bb)

Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(cc)

ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the issue and sale of the Preferred Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(ac), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any of its Subsidiaries or by any trade or business, whether or not incorporated, which, together with the Company or any of its Subsidiaries, is under common control, as described in Section 414(b) or (c) of the Code.

(dd)

Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designation and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(ee)

No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Preferred Shares and Warrants pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Preferred Shares and Warrants pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Preferred Shares and Warrants to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and, except as set forth in the Commission Documents and Schedule 2.1(z), since December 31, 2010, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(ff)

Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(gg)

Sarbanes Oxley; Transfer Agent. The Company has complied with its obligations under the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated thereunder. The Company’s transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, contact person and telephone number of the Company’s transfer agent is set forth on Schedule 2.1(gg) hereto.

Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers severally and not jointly hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a)

Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action (if the Purchaser is an entity), and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by such Purchaser.

(c)

No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to purchase the Preferred Shares or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Acquisition for Investment. Such Purchaser is acquiring the Preferred Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Purchaser does not have a present intention to sell the Preferred Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Preferred Shares or the Warrants to or through any person or entity, provided that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Preferred Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Preferred Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Preferred Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation.

(e)

Accredited Purchasers. Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the prospective investment in the Preferred Shares.

(f)

Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

(g)

No General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h)

Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i)

No Shorting. No Purchaser has engaged in any short sales of the Common Stock or instructed any third parties to engage in any short sales of the Common Stock on its behalf prior to the Closing Date. Each Purchaser covenants and agrees that it will not be in a net short position with respect to the shares of Common Stock. For purposes of this Section 2.2(i), a “net short position” means a sale of Common Stock by a Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser.

(j)

General. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

ARTICLE III

Covenants

The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1 Securities Compliance.

(a)

The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a report on Form 8-K and filing a Form D with respect to the Preferred Shares, Warrants, Conversion Shares and Warrant Shares, if required by the Commission’s rules, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.

(b)

The Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such

Purchasers set forth herein in order to determine the applicability of Federal and state securities laws exemptions and the suitability of such Purchasers to acquire the Preferred Shares.

Section 3.2 Registration and Listing. The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the over-the-counter electronic bulletin board and on such other exchange or market on which the Common Stock is trading. If required, the Company will apply any listing application for the Shares and Warrant Shares. The Company further covenants and agrees that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided in Rule 144 promulgated under the Securities Act. Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirement.

Section 3.3 Inspection Rights. Subject to Section 9.16, below, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, for purposes reasonably related to such Purchaser’s interests as a stockholder to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees.

Section 3.4 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

Section 3.5 Keeping of Records and Books of Account. The Company shall keep and cause each of its Subsidiaries to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6 Reporting Requirements. If the Company ceases to file its periodic reports with the Commission, or if the Commission ceases making these periodic reports available via the Internet without charge, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding:

(a)

Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Company;

(b)

Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company; and

(c)

Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7 Amendments. The Company shall not amend or waive any provision of the Certificate, Bylaws or the Registration Rights Agreement in any way that would adversely affect the liquidation preferences, conversion rights, voting rights or redemption rights of the holders of the Preferred Shares, unless in compliance with the terms of such instruments or agreements.

Section 3.8 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document or the Certificate of Designation.

Section 3.9 Distributions; Subsidiaries. So long as any Preferred Shares or Warrants remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.  So long as any Preferred Shares or Warrants remain outstanding, the Company agrees that it shall not transfer, assign, pledge, issue or otherwise permit any equity or other ownership interests in the Subsidiaries to be beneficially owned or held by any person other than the Company.

Section 3.10 Status of Dividends. The Company covenants and agrees that (i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service will adversely affect the Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and any deduction shall not operate to jeopardize the availability to Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Preferred Shares other than as equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) other than pursuant to this Agreement or the Certificate of Designation, it will take no action which would result in the dividends paid by the Company on the Preferred Shares out of the Company’s current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the Code. The preceding sentence shall not be deemed to prevent the Company from designating the Preferred Stock as “Convertible Preferred Stock” in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the Company. Notwithstanding the foregoing, the Company shall not be required to restate or modify its tax returns for periods prior to the Closing Date. In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Preferred Shares out of the Company’s current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the reasonable request of the Purchasers of 51% of the outstanding Preferred Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for Federal income tax purposes, at the Purchasers expense. In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers’ expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code or incurred in connection with any such submission, litigation, appeal or other proceeding. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Preferred Shares or Conversion Shares should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the service shall rule or advise that dividends on the shares should not be treated as dividends for Federal income tax purposes. If the Service determines that the Preferred Shares or Conversion Shares constitute debt, the Company may file protective claims for refund.

Section 3.11  Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) on each Closing Date; provided, however, that if such Closing occurs after 4:00 P.M. Eastern Time on any Trading Day, the Company shall issue the Press Release no later than 9:00 A.M. Eastern Time on the first Trading Day following such Closing Date. The Company shall also file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Certificate of Designation, the Registration Rights Agreement, the form of Warrant and the Press Release) as soon as practicable following each Closing Date but in no event more than four (4) Trading Days following each Closing Date, which Press Release and Form 8-K shall be subject to prior review and reasonable comment by the Purchasers. “Trading

Day” means any day during which the principal exchange on which the Common Stock is traded shall be open for trading.

Section 3.12 Conversions; Opinions. The Company will provide, at the Company's expense, such legal opinions in the future as are reasonably necessary but only in conformance with federal and state securities regulations for the issuance and resale of the Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.  In the event that Common Stock is sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel (at its expense) to issue to the transfer agent an opinion permitting removal of the legend (indefinitely, if pursuant to Rule 144(k) of the 1933 Act, or to permit sale of the shares if pursuant to the other provisions of Rule 144 of the 1933 Act).

Section 3.13 Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 120% of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

Section 3.14 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.14 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.14 shall affect in any way each Purchaser’s obligations and agreements set forth in Section 6.1 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Shares. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and, without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.14 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.14 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.14, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.15 Disposition of Assets. So long as the Preferred Shares remain outstanding, neither the Company nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the Preferred Shares then outstanding.

Section 3.16 No Issuance of Senior Securities. So long as Preferred Shares with an aggregate of $500,000 of stated value (as stated in the Certificate of Designation for the Preferred Shares) remain outstanding, the Company shall not, and shall not permit any Subsidiary to, whether by operation of law or otherwise, offer, sell or issue or allow to exist, any securities or financial instruments that would rank senior to or pari passu with the Preferred Shares (or securities or financial instruments convertible or exchangeable into any such securities or financial instruments) with respect to dividends or liquidation, including, without limitation, any Indebtedness, or any ownership or other interest in any Subsidiary, without the prior written approval of at least seventy-five percent (75%) of the Preferred Shares. The provisions of this Section 3.16 shall not apply to (a) the extension prior to December 31, 2011 of convertible and non-convertible debt which issued to Fountainhead Capital Management and affiliates, the maturity of such debt extended to eighteen (18) months from the Closing, (b) short term, unsecured notes issued to Fountainhead Capital Management and affiliates, totaling approximately $164,000, (c) the repayment on its due date (June 25, 2011), or any extension thereof, or the conversion into Common Shares of the $300,000 loan from EuroAmerican Investment Corp dated March 25, 2011 and (d) a working capital line of credit, containing typical and customary terms and conditions of up to $250,000 issued by a bank, credit, union, governmental agency or similar unaffiliated corporate or institutional lender. For purposes of this Section 3.16, “Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptance, current swap agreements, Interest Rate Agreements, interest rate swaps, or other financial products, (c) all capital lease obligations that exceed $100,000 in any fiscal year to the extent incurred in the Company’s ordinary course of business, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of the Company or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets, together with trade debt and other accounts payable that exceed $100,000 in any fiscal year to the extent incurred in the Company’s ordinary course of business, (f) all synthetic leases, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other person; provided, however, Indebtedness shall not include (a) usual and customary trade debt incurred in the ordinary course of business and (b) endorsements for collection or deposit in the ordinary course of business.

Section 3.17 Most Favored Nations Exchange Right; Subsequent Financing. So long as the Preferred Shares remain outstanding, if the Company enters into any equity or equity linked financing (“Subsequent Financing”) on terms more favorable than the terms governing the Preferred Shares, then the Purchasers in their sole discretion may exchange their Preferred Shares, valued at their stated value, for the securities issued or to be issued in the Subsequent Financing.

Section 3.18 Affiliate Transaction. Without the prior written consent of holders of at least 50% of the Preferred Shares, the Company and its Subsidiaries shall not engage in any transactions with any officer, director, employee or any Affiliate of the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of an aggregate of $150,000 each fiscal year, other than (i) for payment of salary, bonus or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, (iii) for other employee benefits, including stock option agreements under any stock option plan, or stock grants under any plan, of the Company, (iv) stock or option grants authorized by the Board of Directors or by a committee of the Board of Directors pursuant to agreements currently entered or being entered into by them with the Company and referred to in Section 3.18 of this Agreement, the terms of which are outlined in Schedule 3.18 of this Agreement.

ARTICLE IV

Conditions

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Preferred Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before each Closing, each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)

Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to each Closing.

(c)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price. The Purchase Price for the Preferred Shares and Warrants has been delivered to the Company at each Closing Date.

(e)

Delivery of Transaction Documents. The Transaction Documents have been duly executed and delivered by the Purchasers to the Company.

(f)

Completion of the Accredited Investor Certification. The Accredited Investor Certification attached as Exhibit H hereto, has been duly executed and delivered by the Purchasers to the Company.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares. The obligation hereunder of each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the each Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement or the other agreements contemplated hereby shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

(b)

Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing.

(c)

No Suspension, Etc. From the date hereof to the Closing Date, trading in the Company’s Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

(d)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of its Subsidiaries, or any of the officers, directors or affiliates of the Company or any of its Subsidiaries seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Certificate of Designation of Rights and Preferences. Prior to the Initial Closing, the Certificate of Designation in the form of Exhibit C attached hereto shall have been filed with and accepted by the Secretary of State of Delaware.

(g)

Opinion of Counsel, Etc. At each Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of such Closing, in the form of Exhibit F hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to each Closing.

(h)

Registration Rights Agreement. At the Initial Closing, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

(i)

Certificates. The Company shall have executed and delivered to the Purchasers the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares and Warrants being acquired by such Purchaser at each Closing.

(j)

Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(k)

Reservation of Shares. As of each Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 120% of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Closing Date and the number of Warrant Shares issuable upon exercise of the number of Warrants assuming such Warrants were granted on the Closing Date (after giving effect to the Preferred Shares and the Warrants to be issued on the Closing Date and assuming all such Preferred Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

(l)

Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(m)

Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of each Closing Date, as to (i) the Resolutions, (ii)

the Certificate, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(n)

Officer’s Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of each Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(o)

Material Adverse Effect. No Material Adverse Effect shall have occurred at or before each Closing Date.

(p)

Escrow Agreement. The Company and the parties thereto shall have executed and delivered the Escrow Agreement.

ARTICLE V

Intentionally Omitted.

ARTICLE VI

Stock Certificate Legend

Section 6.1 Legend. Each certificate representing the Preferred Shares and the Warrants, and, if appropriate, securities issued upon conversion or exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR VYCOR MEDICAL, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing the Shares without the legend set forth above if at such time, prior to making any transfer of any Shares or Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request, and (x) the Shares have been registered for sale under the Securities Act and the holder is selling such shares and is complying with its prospectus delivery requirement under the Securities Act, (y) the holder is selling such Shares in compliance with the provisions of Rule 144 or (z) the provisions of paragraph (k) of Rule 144 apply to such Shares.

ARTICLE VII

Intentionally Omitted.

ARTICLE VIII

Indemnification

Section 8.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchasers and any finder (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article 8 shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

Section 8.2 Indemnification Procedure. Any party entitled to indemnification under this Article VIII (an “indemnified party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE IX

Miscellaneous

Section 9.1 Fees and Expenses. Except as otherwise set forth in this Agreement or the Certificate of Designation, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay, at the Initial Closing (i) all actual attorneys’ fees and expenses up to $20,000 (plus all disbursements and out-of-pocket expenses) incurred by counsel to Burnham Hill Partners in connection with the preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder and (ii) in connection with the filing and declaration of effectiveness by the Commission of the Registration Statement and any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Preferred Shares pursuant hereto.

Section 9.2 Specific Enforcement, Consent to Jurisdiction.

(a)

The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement, the Certificate of Designation or the Registration Rights Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law. The parties hereto agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Preferred Shares, the Warrants, this Agreement or the other agreements between the Purchasers and the Company contemplated hereby shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 9.3 Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents or the Certificate of Designation, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. Except as set forth elsewhere herein and except for Section 3.16 hereof which shall require the consent of fifty percent (50%) of the Preferred Shares, no provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designation unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

Section 9.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:	Vycor Medical Inc. 3651 FAU Boulevard, Suite 300 Boca Raton, FL 33434 Attention: Chief Executive Officer Tel. No.: (561) 558-2000 Fax No.: (631) 794-2004

with copies to:	Robert L. B. Diener, Esq. Law Offices of Robert Diener 56 Laenani Street Haiku, HI 96708 Tel No: (310) 396-1691 Fax No: (310) 362-8887

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

Christopher S. Auguste, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Tel No.: (212) 715-9100 Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 9.5 Waivers by Party. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 9.6 Waivers by Majority Holders. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares may waive any of the obligations of the Company or the then rights of the Purchasers set forth in this Agreement (except with respect to Section 3.16 hereof which shall require the consent of fifty percent (50%) of the Preferred Shares.

Section 9.7 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 9.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

Section 9.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 9.11 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1(o) and (s) should survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and (s), shall survive the execution and delivery hereof and the Closing until the date three (3) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, VIII and IX of this Agreement shall survive the execution and delivery hereof and the Closing hereunder until the Purchasers in the aggregate beneficially own (determined in accordance with Rule 13d-3 under the Exchange Act) less than 2% of the total combined voting power of all voting securities then outstanding, provided, that Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.13, 3.14, 3.16, 3.17 and 3.18 shall in no event expire until the Registration Statement required by Section 2 of the Registration Rights Agreement is no longer required to be effective under the terms and conditions of the Registration Rights Agreement.

Section 9.12 Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Any signature may be delivered by facsimile transmission.

Section 9.13 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 9.14 Severability. The provisions of this Agreement, the Certificate of Designation and the Registration Rights Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement, the Certificate of Designation or the Registration Rights Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Certificate of Designation or the Registration Rights Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.15 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Certificate of Designation and the Registration Rights Agreement.

Section 9.16 Confidentiality. Purchasers acknowledge that they may obtain access to certain confidential information regarding or relating to the Company in the course of due diligence or otherwise in the course of the transaction detailed in this Agreement. Except as and to the extent required by law, no Purchaser will disclose or use and will direct its representatives not to disclose or use any such confidential information for any purpose, without the written consent of the Company. No Purchaser shall engage in any transaction with respect to the stock of the Company while in the possession of any material confidential or non-public information regarding or related to the Company.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

VYCOR MEDICAL, INC.

By: ______________________________________
Name: Title:

PURCHASER

By: ______________________________________
Name: Title:

EXHIBIT A to the
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
FOR VYCOR MEDICAL, INC.

Names and Addresses

Number of Preferred Shares

Dollar Amount

of Purchasers

 & Warrants Purchased

of Investment

EXHIBIT B
to the
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
VYCOR MEDICAL, INC.

FORM OF COMMON STOCK PURCHASE WARRANT

EXHIBIT C to the

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

VYCOR MEDICAL, INC.

FORM OF CERTIFICATE OF DESIGNATION FOR PREFERRED SHARES

EXHIBIT D to the

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

VYCOR MEDICAL, INC.

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT E to the

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

VYCOR MEDICAL, INC.

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

VYCOR MEDICAL, INC.

as of June [__], 2011

[Name and address of Transfer Agent]

Attn: _____________

Ladies and Gentlemen:

Reference is made to that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of June [___], 2011, by and among Vycor Medical, Inc., a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company is issuing to the Purchasers shares of its Series C Convertible Preferred Stock, par value $0.0001 per share, (the “Preferred Shares”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in connection with the sale and issuance of Preferred Shares and Warrants to the Purchasers. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the SEC under the 1933 Act, and (ii) a copy of such registration statement, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR VYCOR MEDICAL, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current or the prospectus which is part of such registration statement may no longer be used for sales of Conversion Shares or Warrant Shares.

A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ___________.

Very truly yours,

       VYCOR MEDICAL, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]

By: ______________________________

Name: ______________________________

Title: ______________________________

Date: ______________________________

EXHIBIT I

VYCOR MEDICAL, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series C Preferred Stock of Vycor Medical, Inc. (the “Certificate of Designation”).  In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series C Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of Vycor Medical, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: _____________________________________________________________

Number of Preferred Shares to be converted:   _________

Stock certificate no(s). of Preferred Shares to be converted:   _________

The Common Stock have been sold pursuant to the registration statement:

YES ____

NO____

Please confirm the following information:

Conversion Price:                                           ______________________________________

Number of shares of Common Stock

to be issued:                                                     ______________________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:                                                                    ______________________________________
______________________________________

Facsimile Number:                                         ______________________________________

Authorization:

By: ________________________________

Title: _______________________________

Dated:

PRICES ATTACHED

EXHIBIT I-A

ASSIGNMENAT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto ________________.  _________ of the Preferred Shares evidenced by the within stock certificate together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Preferred Shares on the books of the within named corporation.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

EXHIBIT II

FORM OF EXERCISE NOTICE

EXERCISE FORM

VYCOR MEDICAL, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Vycor Medical, Inc. covered by the within Warrant.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of _____________.  ______ shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]

Attn:  _____________

Re:

Vycor Medical, Inc.

Ladies and Gentlemen:

We are counsel to Vycor Medical, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Series C Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of June [__], 2011, by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of its Series C Convertible Preferred Stock, par value $0.0001 per share, (the “Preferred Shares”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  Pursuant to the Purchase Agreement, the Company agreed, among other things, to register the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (together the “Registrable Shares”), under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Purchase Agreement, on ________________, 2011, the Company filed a Registration Statement on Form S-1 (File No. 333-________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Shares which names each of the present Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Shares are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[COMPANY COUNSEL]

By: ________________________________________

cc:

[LIST NAMES OF PURCHASERS]

EXHIBIT F to the

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

VYCOR MEDICAL, INC.

FORM OF OPINION OF COUNSEL

1.

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted.  The company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

2.

The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants.  The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required.  Each of the Transaction Documents have been duly executed and delivered, and the Preferred Stock and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.  The Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants are not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

3.

The Preferred Stock and the Warrants have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable.  The shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, have been duly authorized and reserved for issuance, and, when delivered upon conversion or against payment in full as provided in the Certificate of Designation and the Warrants, as applicable, will be validly issued, fully paid and nonassessable.

4.

The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants do not (i) violate any provision of the Certificate of Incorporation or Bylaws, (ii) to our knowledge conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) to our knowledge create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) (a) result in a violation of any federal, state or local statute, rule or regulation, or to our knowledge, any order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

5.

No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Preferred Stock, the Warrants or the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants other than the Certificate of Designation, the Registration Statement, report on Form 8-K and Form D, both to be filed with the Securities and Exchange Commission.

6.

To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto.  To our knowledge, there is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.  To our knowledge, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

7.

The offer, issuance and sale of the Preferred Stock and the Warrants and the offer, issuance and sale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants pursuant to the Purchase Agreement, the Certificate of Designation and the Warrants, as applicable, are based on the Purchasers’ representations in the Agreement, exempt from the registration requirements of the Securities Act.

8.

The Company is not, and as a result of and immediately upon Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

  Very truly yours,

EXHIBIT G to the

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

VYCOR MEDICAL, INC.

ESCROW AGREEMENT

EXHIBT H

INVESTOR QUESTIONNAIRE

IMPORTANT:

Purchaser Name:____________________

Please Complete

INDIVIDUAL QUESTIONNAIRE

______________________

Vycor Medical, Inc.

(the “Company”)

______________________

Vycor Medical, Inc.

3651 FAU Boulevard, Suite 300

Boca Raton, FL 33434

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned’s subscription to purchase the securities of the Company (the “Securities”) as described in the Stock Purchase Agreement of the Company of which this Questionnaire forms a part may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws.  Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE v).

IF YOU ARE PURCHASING SECURITIES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE.  Please make a photocopy of pages i to v and return both completed Questionnaires to the Company in the same envelope.

I.

PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

[   ]

Individual

[   ]

Joint Tenants (rights of survivorship)

[   ]

Tenants in Common (no rights of survivorship)

II.

OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Securities with my spouse as co-owner, each of us certifies the following):

a)

that I am at least 21 years of age;

b)

that my purchase of Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

c)

that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

d)

that one of the following is true and correct (check one):

Purchaser

Spouse, if Co-Owner

[  ]

[  ]

I am a United States citizen or resident of the

United States for United States federal income tax

purposes.

[  ]

[  ]

I am neither a United States citizen nor resident of

the United States for United States federal income

tax purposes.

III.

PERSONAL INFORMATION

Purchaser

Name:______________________________________________________________________

Social Security or Taxpayer Identification Number:__________________________________

Address:____________________________________________________________________

(Number and Street)

___________________________________________________________________________

(City)

(State)

(Zip Code)

Telephone Number:___________________________________________________________

(Area Code)

(Number)

Facsimile Number:____________________________________________________________

(Area Code)

(Number)

Email Address:_______________________________________________________________

FINRA Affiliation or Association, if any:__________________________________________

If none, check here: [  ]

Spouse, if Co-Owner

Name:______________________________________________________________________

Social Security or Taxpayer Identification Number:__________________________________

Address (if different from Purchaser’s):___________________________________________

(Number and Street)

___________________________________________________________________________

(City)

(State)

(Zip Code)

Telephone Number (if different from Purchaser’s):__________________________________

(Area Code)      (Number)

Email Address:_______________________________________________________________

FINRA Affiliation or Association, if any:__________________________________________

If none, check here: [  ]

IV.

FINANCIAL INFORMATION AND INVESTMENT EXPERIENCE

i.

Accredited Investor Certification (if applicable).  Please INITIAL where appropriate (if applicable):

A.

_____ I certify that I have a net worth (excluding the value of my principal residence) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

The above net worth takes into account my current assets (excluding the value of my principal residence) and other assets diminished by my CURRENT liabilities and other liabilities including contingent liabilities, such as threatened or pending lawsuits and proceedings.

B.

_____ I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

C.

_____ I certify that I am a director or executive of the Company.

ii.

Other Financial Information:

EITHER: Net worth, inclusive of the net worth of your spouse (excluding the value of your principal residence), but including the value of other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT) exclusive of any liabilities:

(        ) below $249,999

(        ) $250,000 to $349,999

(        ) $350,000 to $699,999

(        ) $700,000 to $799,999

(        ) $800,000 to $999,999

(        ) over $1,000,000

OR: Income

Indicate (a) your individual income from all sources for the calendar years 2009 and 2010 and estimated income for 2011 or (b) your joint income with your spouse from all sources for the calendar years 2009 and 2010 and estimated income for 2011S (it is important that you check the highest applicable amount):

Individual Income:

$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,999	$500,000 and over

2009	$__________	$__________	$__________	$__________

2010	$__________	$__________	$__________	$__________
2011	$__________	$__________	$__________	$__________

Joint Income:

	$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,999	$500,000 and over
2009	$__________	$__________	$__________	$__________
2010	$__________	$__________	$__________	$__________
2011	$__________	$__________	$__________	$__________

Investment Experience:

1.

Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, directors and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

__________

__________

Yes

No

2.

Do you understand the nature of an investment in the Company and the risk associated with such an investment?

__________

__________

Yes

No

3.

Do you understand that there is no guarantee of any financial return on this investment?

__________

__________

Yes

No

4.

Do you understand that this investment is not liquid?

__________

__________

Yes

No

5.

Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

__________

__________

Yes

No

6.

Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Securities?

__________

__________

Yes

No

V.

SIGNATURE

The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she will telephone the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company confirmation of such change.

__________________________________

__________________________________

Dollar Amount of Securities Applied For

Date

__________________________________

Name (Please Type or Print)

__________________________________

Signature

__________________________________

Name of Spouse if Co-Owner (Please Type or Print)

__________________________________Signature
of Spouse if Co-Owner

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE v).

IF YOU ARE PURCHASING SECURITIES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE.  Please make a photocopy of pages i to v and return both completed Questionnaires to the Company in the same envelope.

Schedule 2.1(c)(1)

1.

As of June 3, 2011, the Company had 782,762,317 shares issued and outstanding according to the records of its transfer agent, Corporate Stock Transfer.  This amount may not include certain shares which are in the process of being issued for subscriptions received in April and May 2011 (see Note 2.1(z), below).  Other than as reflected in the Company’s Form 10-K for the period ended December 31, 2010 filed with the U.S. Securities and Exchange Commission on March 31, 2011 and/or described in the attached schedules, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into any shares of capital stock of the Company and (b) there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.

2.

Other than as reflected in the Company’s Form 10-K for the period ended December 31, 2010 filed with the U.S. Securities and Exchange Commission on March 31, 2011 and/or described in the attached schedules:

a.

Consulting Agreement, dated June 3, 2011, by and between Vycor Medical, Inc. and GreenBridge Capital Partners, IV, LLC.

b.

Consulting Agreement, dated June 6, 2011, by and between Vycor Medical, Inc. and Burnham Hill Advisors LLC.

Schedule 2.1(c)(2)

None.

Schedule 2.1(f)

None

Schedule 2.1(h)

None

Schedule 2.1(i)

None

Schedule 2.1(k)

None

Schedule 2.1(m)

None

Schedule 2.1(p)

Other than as reflected in the Company’s Form 10-K for the period ended December 31, 2010 filed with the U.S. Securities and Exchange Commission on March 31, 2011 and/or described in the attached schedules:

1.

Consulting Agreement, dated June 3, 2011, by and between Vycor Medical, Inc. and GreenBridge Capital Partners, IV, LLC.

2.

Consulting Agreement, dated June 6, 2011, by and between Vycor Medical, Inc. and Burnham Hill Advisors LLC.

Schedule 2.1(u)

None

Schedule 2.1(z)

Other than as reflected in the Company’s Form 10-K for the period ended December 31, 2010 filed with the U.S. Securities and Exchange Commission on March 31, 2011 and/or described in the attached schedules:

Common Stock Subscriptions

In January and February 2011, the Company received subscription agreements from three investors to purchase an aggregate of 7,578,947 shares of Company common stock at a price of $0.010 per share for aggregate gross proceeds of $144,000.

On February 5, 2011, in consideration for services provided to the Board of Directors (valued at $5,000), the Company issued 250,000 shares of its common stock to Steven Girgenti.

In April 2011, the Company received subscription agreements from seven investors to purchase Units aggregating 24,444,442 shares of Company common stock together with Warrants to purchase 12,222,221 shares of Company common stock at an exercise price of $0.03 per share for a period of three years at a price of $0.0225 per Unit for aggregate gross proceeds of $550,000.

In May 2011, the Company received a subscription agreement from an investor to purchase Units aggregating 7,777,777 shares of Company common stock together with Warrants to purchase 3,888,889 shares of Company common stock at an exercise price of $0.03 per shares for a period of three years at a price of $0.0225 per Unit for aggregate gross proceeds of $175,000.

On May 2, 2011, in consideration for services provided to the Board of Directors (valued at $5,000), the Company issued 222,222 shares of its common stock to Steven Girgenti.

Loan Agreements

In January, February and March 2011, the Company issued unsecured, subordinated loan notes to Fountainhead, Peter Zachariou and David Cantor - all related parties - totaling $164,000. The loan notes are subordinated to the Company's secured debentures, bear interest at a rate of 6% and are due April 30, 2011.

In February and March 2011, the Company issued unsecured, subordinated loan notes to Craig Kirsch totaling $40,000. The loan notes are subordinated to the Company's secured debentures, bear interest at a rate of 6% and are due April 30, 2011.

On March 25, 2011 the Company issued a term note for $300,000 to EuroAmerican Investment Corp. The term note bears interest at 16% per annum and is due June 25, 2011. In connection with the loan the company also issued warrants to purchase 400,000 shares of Company common stock at an exercise price of $0.03 per share for a period of three (3) years

Warrant Issuance

On March 2, 2011 the Company issued warrants to seven parties to purchase 14,710,530 shares of the Company's common stock at a price of $0.03 per share. The warrants are exercisable over a period of three years from the date of issuance.

Consulting Agreement

In March 2011 the Company entered into a consultancy agreement with Mr Jerold Ginder, a sales executive of Stryker Corporation. Mr Ginder has extensive experience in sales and marketing and  the development of medical device products, and has contacts which will be of use to the Company. Under the terms of the one year agreement, which the Company has the right to terminate with 30 days notice, Mr Ginder will receive $5,000 a month and 18,000,000 restricted shares of common stock of the Company.

In April 2011 the Company entered into a consulting agreement with Mr. Christopher Andrew to introduce the Company’s products in the Boston market.  The agreement had a term of six weeks.  The consultant was compensated at a rate of $4,000 per month together with a supplemental fee based on units sold.

On May 6, 2011, the Company entered into a Supplement to a prior Consulting Agreement with Fountainhead Capital Management Limited (“FCM”) entered into on February 10, 2010 (amended September 29, 2010) to recognize FCM’s expanded responsibilities as a result of the acquisition by the Company of the assets of NovaVision, Inc.  Under the terms of the Supplement, commencing January 1, 2011 the Company will pay to FCM an additional monthly retainer of $29,000. This additional monthly retainer shall be accrued and paid out to FCM at the option of FCM as follows: (i) in Vycor stock at any time at $0.0225 per share; or (ii) in cash following the closing of a fundraising of no less than $2.5 million or on the sale of the Company or a substantial part of the assets thereof at any time after June 30, 2011. Notwithstanding, FCM shall have the option to receive up to $5,000 of the additional monthly retainer in cash each month, commencing April 1, 2011. In addition, the term of the Consulting Agreement was extended to May 5, 2013.  Other than as supplemented, the Consulting Agreement remains in full force and effect according to its terms.

On June 6, 2011, the Company entered into a Consulting Agreement with Burnham Hill Advisors LLC for certain advisory services.

Schedule 2.1(gg)

Corporate Stock Transfer, Inc.

3200 Cherry Creek Dr. South

Suite 430

Denver, CO 80209

(303) 282-4800 p

(303) 282-5800 f

Attn:  Carolyn Bell